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                                                                    Exhibit 23.1




                         Consent of Independent Auditors


We consent to the incorporation by reference in Registration Statement No. 333-76399 on Form S-8 of our report dated September 4, 2003, appearing in the Annual Report on Form 10-K of Accredo Health, Incorporated for the year ended June 30, 2003.

                                            /s/Deloitte & Touche LLP

Memphis, Tennessee
September 29, 2003